SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 2005

                                  ------------


                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)

           Wyoming                       000-28506              13-3411167
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

      67 Wall Street, Suite 2211
          New York, New York                                         10005
(Address of principal executive offices)                           (Zip code)

       Registrant's telephone number, including area code: (212) 804-5704


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

-------------------------------------------------------------------------------

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Press release, dated Thursday, June 16, 2005, entitled "Jeffrey Gural and Trackpower, Inc. Submit Chapter 11 Bankruptcy Plan to Acquire Vernon Downs."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Trackpower, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005

                                       TRACKPOWER, INC.

                                       By: /s/ Carrie Weiler
                                          --------------------------------
                                          Name:  Carrie Weiler
                                          Title: Secretary

                                  Exhibit Index
                                  -------------


Exhibit No.       Description
-----------       -----------

99.1 Jeffrey Gural and Trackpower, Inc. Submit Chapter 11 Bankruptcy Plan to Acquire Vernon Downs.